Exhibit 99.1

PRESS RELEASE

COMMUNITY BANCORP. DECLARES
QUARTERLY DIVIDEND
Derby, VT	For immediate release - 06/21/05

For more information, contact: Richard C. White at 802-334-7915

     Community Bancorp., the parent company of Community National Bank, has declared a dividend of seventeen cents per share, payable August 1, 2005 to shareholders of record as of July 15, 2005.

     Community National Bank is an independent bank that has been serving its communities since 1851, with offices now located in Derby, Derby Line, Island Pond, Barton, Troy, Newport, St. Johnsbury, Montpelier and Barre.